EXHIBIT 10.6

 EXECUTION COPY

WARRANT AGREEMENT

dated as of

March 9, 2012,

by and among

PULSE ELECTRONICS CORPORATION
(formerly known as TECHNITROL, INC.)

and

THE HOLDERS FROM TIME TO TIME

OF THE WARRANTS ISSUED HEREUNDER

TABLE OF CONTENTS

Page

ARTICLE I

Definitions

ARTICLE II

Issuance and Exercise of Warrants

SECTION 2.01.	Issuance of Warrants; Manner of Exercise; Vesting	6
SECTION 2.02.	When Exercise Effective	7
SECTION 2.03.	Delivery of Stock Certificates, etc.; Charges, Taxes and Expenses	7

ARTICLE IV

Consolidation, Merger, Etc.

SECTION 4.01.	Adjustments for Consolidation, Merger, Sale of Assets, Reorganization, etc	14
SECTION 4.02.	Assumption of Obligations	14

ARTICLE V

Other Dilutive Events

i

ARTICLE VI

No Dilution or Impairment

ARTICLE VII

Notices of Corporate Action

ARTICLE VIII

Listing of Common Stock

ARTICLE IX

Private Placement; Restrictions on Transfer

ARTICLE X

Reservation of Stock, Etc.

ARTICLE XI

Registration and Transfer of Warrant, Etc.

SECTION 11.01.	Warrant Register; Ownership of Warrant	21
SECTION 11.02.	Transfer of Warrant	21
SECTION 11.03.	Replacement of Warrant	21
SECTION 11.04.	Fractional Shares	21
ARTICLE XII

Miscellaneous

SECTION 12.01.	Remedies; Specific Performance	22
SECTION 12.02.	No Rights or Liabilities as Shareholder	22
SECTION 12.03.	Notices	22
SECTION 12.04.	Amendments	23
SECTION 12.05.	Descriptive Headings, Etc	23
SECTION 12.06.	Governing Law	23
SECTION 12.07.	Jurisdiction; Consent to Service of Process	23

ii

SECTION 12.08.	Waiver of Jury Trial	24
SECTION 12.09.	Successors and Assigns	24
SECTION 12.10.	Registration Rights Agreement	25
SECTION 12.11.	Mandatory Exercise Upon Change of Control Transactions	25
SECTION 12.12.	Call Option	25

SCHEDULES

Schedule A  -- Initial Holders and Initial Number of Shares

EXHIBITS

Exhibit A  -- Form of Warrant
Exhibit B  -- Form of Election to Purchase Shares
Exhibit C  -- Form of Assignment

iii

WARRANT AGREEMENT (this “Agreement”) dated as of March 9, 2012, by and among PULSE ELECTRONICS CORPORATION (formerly known as TECHNITROL, INC.), a Pennsylvania corporation (the “Company”), and each holder of Warrants (as defined below) who is or may from time to time become a party hereto (collectively, the “Holders”).

WHEREAS, in connection with the execution and delivery of the Third Amendment Agreement dated as of the date hereof, among the Company, the Subsidiaries of the Company party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (the “Third Amendment Agreement”), relating to the Credit Agreement (as defined herein), and to induce such lenders to enter into the Third Amendment Agreement, the Company has agreed to issue and deliver warrants (the “Warrants”) to purchase up to an aggregate of 2,728,733 shares, subject to adjustment, of its common stock, par value $0.125 per share (“Common Stock”).

WHEREAS, the Company and the Holders wish to set forth herein the terms of the Warrants and certain agreements relating to, among other things, the exercise and transfer of the Warrants.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

Definitions

As used in this Agreement, the following terms shall have the following meanings:

“Applicable Number of Shares” shall mean, at any date of determination with respect to any Warrant, a number of shares of Common Stock equal to the difference between (a) the Initial Number of Shares with respect to such Warrant to the extent it has vested pursuant to Section 2.01(c), less (b) the number of shares of Common Stock which were previously issued pursuant to the exercise of such Warrant, as determined immediately prior to such date (giving effect to any stock splits or combinations, or any dividends paid or payable in shares of Common Stock, after the issuance of such shares).

“Business Day” shall mean any day other than a Saturday or a Sunday or a day on which commercial banking institutions in the City of New York are authorized by law to be closed.  Any reference to “days” (unless Business Days are specified) shall mean calendar days.

“Call Date” shall have the meaning assigned to it in Section 12.12 of this Agreement.

“Call Notice” shall have the meaning assigned to it in Section 12.12 of this Agreement.

“Call Option” shall have the meaning assigned to it in Section 12.12 of this Agreement.

“Change of Control Transaction” shall mean any transaction described in clause (a) or (b) of Section 4.01 as a result of which at least 50% ownership of the Company is transferred to another person or any transaction described in clause (c) of Section 4.01, in each case that would result in an adjustment pursuant to Section 4.01 to the number of shares of Common Stock issuable pursuant to the exercise of the Warrants.

“Commission” shall mean the Securities and Exchange Commission or any successor agency having jurisdiction to enforce the Securities Act.

“Common Stock” shall have the meaning assigned to it in the introduction to this Agreement, such term to include any capital stock into which the Common Stock shall have been changed or any capital stock resulting from any reclassification of such Common Stock, and all other capital stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

“Company” shall have the meaning assigned to it in the introduction to this Agreement, such term to include any corporation or other entity which shall succeed to or assume the obligations of the Company hereunder in compliance with Article IV.

“Credit Agreement” shall mean the Credit Agreement dated as of February 28, 2008, as amended and restated as of February 19, 2009, as further amended and restated as of August 5, 2011 and as further amended and restated as of the date hereof (as amended, supplemented or otherwise modified from time to time) among the Company, the subsidiaries of the Company party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

“Credit Agreement Discharge Date” shall mean the date on which (i) all the outstanding Loan Documents Obligations (including all L/C Disbursements, if any) have been paid in full in cash, (ii) the Lenders have no further commitment to lend under the Credit Agreement and (iii) the L/C Issuers have no further obligation to issue or amend Letters of Credit under the Credit Agreement and no Letter of Credit is outstanding.  Capitalized terms used in this definition have the meanings assigned to them in the Credit Agreement.

“Current Market Price” shall mean, on any date specified herein with respect to any security, the average of the daily Market Price during the ten consecutive trading days before such date, except that, if on any such date such security is not listed or admitted for trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the Market Price on such date.

“Effective Date” shall mean June 28, 2012.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations thereunder, or any successor statute.

“Ex-Date” shall mean with respect to any issuances of or, dividends or distributions on the Common Stock, the first date on which shares of the Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance, dividend or distribution in question, from the Company or, if applicable, from the seller of the Common Stock on such exchange or market (in the form of due bills or otherwise) as determined by such exchange or market.

“Exercise Price” shall mean the Initial Price, as adjusted from time to time as provided herein.

“Expiration Date” shall mean the third anniversary of the date of this Agreement.

“Fair Value” shall mean, on any date specified herein (i) in the case of cash, the dollar amount thereof, (ii) in the case of a security, the Market Price, and (iii) in all other cases, the fair value thereof (as of a date which is within 20 days of the date as of which the determination is to be made) determined in good faith jointly by the Company and a Majority of the Holders; provided, however, that if such parties are unable to reach agreement within a reasonable period of time, the Fair Value shall be determined in good faith, by an independent investment banking firm selected jointly by the Company and a Majority of the Holders or, if that selection cannot be made within ten days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules, and provided further, that the Company shall pay all of the fees and expenses of any third parties incurred in connection with determining the Fair Value.

“FINRA” shall mean the Financial Industry Regulatory Authority.

“Holder” shall have the meaning assigned to it in the introduction to this Agreement.

“Initial Dividend Threshold” shall have the meaning assigned to it in Section 3.05 of this Agreement.

“Initial Holders” shall mean the Holders listed on Schedule A.

“Initial Number of Shares” shall mean (a) with respect to any Warrant issued to an Initial Holder as of the date hereof, the number of shares of Common Stock set forth on Schedule A hereto opposite such Initial Holder’s name and (b) with respect to any Warrant or Warrants issued in exchange for, or as a result of the transfer of, a Warrant, the number of shares of Common Stock represented by the Warrant so exchanged or transferred (after giving effect to such exchange or transfer), in each case as adjusted from time to time as provided herein and subject to the vesting provisions set forth in Section 2.01(c).

“Initial Price” shall mean $0.01.

“Majority of the Holders” shall mean, as of any date, the Holders of any Warrants issued pursuant to this Agreement who shall be entitled as of such date, upon exercise of their Warrants, to purchase more than 50% of all shares of Common Stock then issuable under all such Warrants.

“Market Price” shall mean, on any date specified herein with respect to any security, an amount equal to (a) the last reported sale price of such security, regular way, on such date or, in case no such sale takes place on such date, the average of the closing bid and asked prices thereof regular way on such date, in either case as officially reported on the principal national securities exchange on which such security is then listed or admitted for trading, (b) if such security is not then listed or admitted for trading on any national securities exchange but is designated as a national market system security by FINRA, the last reported trading price of such security on such date, (c) if there shall have been no trading on such date or if such security is not so designated, the average of the closing bid and asked prices of such security on such date as shown by FINRA automated quotation system, or (d) if such security is not then listed or admitted for trading on any national exchange or quoted in the over-the-counter market, the fair value thereof (as of a date which is within 20 days of the date as of which the determination is to be made) determined in good faith jointly by the Company and a Majority of the Holders; provided, however, that if such parties are unable to reach agreement within a reasonable period of time, the Market Price shall be determined in good faith by an independent investment banking firm selected jointly by the Company and a Majority of the Holders or, if that selection cannot be made within ten days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules, and provided further, that the Company shall pay all of the fees and expenses of any third parties incurred in connection with determining the Market Price.

“Notice” shall have the meaning assigned to it in Section 2.01(b) of this Agreement.

“Offer Expiration Date” shall have the meaning assigned to it in Section 3.06 of this Agreement.

“Other Securities” shall mean any capital stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Articles III, IV or V or otherwise.

“person” shall mean any individual, firm, partnership, corporation, trust, joint venture, association, joint stock company, limited liability company, unincorporated organization or any other entity or organization, including a government or agency or political subdivision thereof, and shall include any successor (by merger or otherwise) of such entity.

“Purchase Price” shall mean an amount equal to the product of (x) the Exercise Price and (y) the number of shares of Common Stock to be issued upon the exercise of a Warrant.

“Registration Rights Agreement” means that certain Warrant Shares Registration Rights Agreement, dated as of the date hereof, by and between the Company and the Holders, as may be amended from time to time.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time, and the rules and regulations thereunder, or any successor statute.

“Spin-Off” shall have the meaning assigned to it in Section 3.04(b) of this Agreement.

“Subsidiary” means with respect to any person, any corporation, association or other business entity of which more than 50% of the outstanding voting securities is owned, directly or indirectly, by, or, in the case of a partnership, the sole general partner or the managing partner or the only general partners of which are, such person or one or more Subsidiaries of such person (or a combination thereof).

“Warrants” shall have the meaning assigned to it in the preamble to this Agreement.

“Warrant Shares” shall mean (a) any shares of Common Stock (or Other Securities) issued or issuable upon the exercise of Warrants and (b) any shares of Common Stock (or Other Securities) issued subsequent to the exercise of any of the Warrants as a dividend or other distribution with respect to, or resulting from a subdivision of the outstanding shares of Common Stock (or Other Securities) into a greater number of shares by reclassification, stock splits or otherwise, or in exchange for or in replacement of the Common Stock (or Other Securities) issued upon such exercise.

ARTICLE II

Issuance and Exercise of Warrants

SECTION 2.01.  Issuance of Warrants; Manner of Exercise; Vesting.a)Subject to the terms and conditions of this Agreement, the Company hereby issues and delivers to each Initial Holder, a Warrant (each in the form of Exhibit A hereto) to purchase, at the Exercise Price, the Initial Number of Shares of fully paid and nonassessable Common Stock as set forth on Schedule A hereto opposite such Initial Holder’s name.

(b)  Subject to subsection (c) below, each Warrant may be exercised by the Holder thereof, in whole or in part, at any time or from time to time on or after the Effective Date and prior to 5:00 p.m., New York City time, on the Expiration Date, for a number of shares of Common Stock not greater than the then-Applicable Number of Shares determined as of the date of exercise, by surrendering such Warrant, properly endorsed, at the principal executive office of the Company, together with the Election to Purchase Shares (the “Notice”) attached hereto as Exhibit B (or a reasonable facsimile thereof), duly completed and executed on behalf of such Holder.  The exercise of any Warrant shall be on a cashless basis, and the Company shall issue to such Holder such number of shares of Common Stock as is computed using the following formula:

where:

X = the number of shares of Common Stock to be issued to such Holder pursuant to this Section 2.01(b);

Y = the number of shares of Common Stock covered by the Warrant in respect of which the exercise election is made pursuant to this Section 2.01(b);

A = the Market Price of one share of Common Stock; and

B = the Exercise Price in effect under such Warrant at the time such exercise is made pursuant to this Section 2.01(b).

(c)  Notwithstanding anything to the contrary contained herein, (i) in the event that the Credit Agreement Discharge Date occurs, no further vesting of Initial Number of Shares with respect to any Warrant pursuant to subsection (ii) below shall occur thereafter and, if none of the Initial Number of Shares has vested prior thereto in accordance with subsection (ii) below, the Warrants shall be immediately and automatically canceled and shall have no further force and effect, (ii) (A) in the event that the Credit Agreement Discharge Date does not occur prior to the Effective Date, then, on and as of the Effective Date, 30% of the Initial Number of Shares with respect to each Warrant shall irrevocably vest, (B) in the event that the Credit Agreement Discharge Date does not occur prior to September 28, 2012, then, on and as of September 28, 2012, an additional 15% of the Initial Number of Shares with respect to each Warrant shall irrevocably vest and (C) in the event that the Credit Agreement Discharge Date does not occur prior to December 31, 2012, then, on and as of December 31, 2012, the entire remaining balance of the Initial Number of Shares with respect to each Warrant shall irrevocably vest, and (iii) for purposes of determining the number of shares of Common Stock issuable upon exercise of any Warrant pursuant to Section 2.01, the Applicable Number of Shares shall be determined based only upon the Initial Number of Shares with respect to such Warrant that have vested in accordance with this Section 2.01(c).

SECTION 2.02.  When Exercise Effective.  Each exercise of a Warrant shall be deemed to have been effected as of the later to occur of (a) receipt of the Notice and (b) immediately prior to the close of business on the Business Day on which such Warrant shall have been surrendered to the Company as provided in Section 2.01 (notwithstanding that the stock transfer books of the Company may then be closed or certificates representing such shares of Common Stock may not be actually delivered on such date) and at such time of effectiveness the person or persons in whose name or names any certificate or certificates for Warrant Shares of Common Stock (or Other Securities) shall be issuable upon such exercise as provided in Section 2.03 shall be deemed to have become the holder or holders of record thereof for all purposes.

SECTION 2.03.  Delivery of Stock Certificates, etc.; Charges, Taxes and Expenses.  b)Subject to Article XI hereof, as soon as practicable after each exercise of any Warrant, in whole or in part, and in any event within three Business Days thereafter, the Company shall cause to be issued in the name of and delivered to the Holder thereof or as the Holder may direct, a certificate or certificates for the number of shares of Common Stock (or Other Securities) to which the Holder shall be entitled upon such exercise plus, in lieu of issuance of any fractional share to which the Holder would otherwise be entitled, if any, a check for the amount of cash equal to the same fraction multiplied by the Market Price per share on the date of Warrant exercise.

(b)  In case any such exercise is for less than all of the then-Applicable Number of Shares as of the date of exercise purchasable under any Warrant, the Company shall issue to the applicable Holder a new Warrant in like form for the unexercised portion thereof, which shall include the unexercised portion of the Initial Number of Shares that have vested as of the date of such exercise plus the Initial Number of Shares that have not yet vested as of such date but which shares may vest at a future date.  Any such new Warrants shall be issued in such name or names as the Holder may designate and shall be delivered to such named Person or Persons within a reasonable time, not to exceed three Business Days after the date on which the applicable Warrant has been duly exercised in accordance with the terms of this Agreement.

(c)  The Company shall pay all taxes (other than Federal, state or local income taxes), including any documentary stamp taxes, which may be payable in connection with the execution and delivery of this Agreement or the issuance of the Warrants or the Common Stock (or Other Securities) issuable upon the exercise of any Warrant or in connection with any modification of this Agreement or the Warrants and shall hold each Holder harmless without limitation as to time against any and all liabilities with respect to all such taxes.  The obligations of the Company under this Section 2.03(c) shall survive any termination of this Agreement, and any cancellation or termination of the Warrants.  On or prior to the 30th day following the date of this Agreement, the Company shall use commercially reasonable efforts to provide to the Initial Holders an initial unaudited valuation of the Warrants as of the date of this Agreement, as determined by the Company, or to promptly provide such valuation as of a later date if the value of the Warrants as of the date of this Agreement is not reasonably ascertainable.  Within 45 days after providing such initial valuation, the Company shall use commercially reasonable efforts to obtain verbal approval of such valuation, or modification thereto, by its auditors or an independent valuation consultant, which may be an accounting firm, and the Company shall promptly notify the Initial Holders of any such verbal approval or modification that it obtains. Once the Company has received final written confirmation of such valuation, or further modification thereto, by its auditors or such valuation consultant, the Company shall promptly send a copy of such final confirmation or modification to the Initial Holders. The Company further agrees not to take any position with regard to the value of the Warrants as of the date of this Agreement or as of such later date described above in this paragraph, for U.S. Federal income tax purposes, that is inconsistent with the written confirmed final valuation provided to the Initial Holders pursuant to the preceding sentence.  The parties to this Agreement acknowledge that the valuation described in this paragraph is solely for use in connection with U.S. Federal income tax matters.

ARTICLE III

Adjustments and Other Rights

SECTION 3.01.  Adjustments.  The Exercise Price and the number of Warrant Shares issuable pursuant to the exercise of any Warrant shall be subject to adjustment from time to time as provided in Articles IV and V and this Article III; provided that any such adjustment shall be an adjustment with respect to both the Initial Number of Shares that have vested as of the date of such adjustment and the Initial Number of Shares that have not yet vested as of such date but which shares may vest at a future date; provided further that no single event shall cause an adjustment under more than one Section of this Agreement so as to result in duplication.

SECTION 3.02.  Stock Splits, Subdivisions, Distributions of Common Stock, Reclassifications or Combinations.  If the Company shall (i) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, (ii) pay a dividend or make any distribution to existing holders of the Common Stock, in each case in  Common Stock or (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares, the number of shares of Common Stock issuable upon the exercise of any Warrant at the time of the effective date of such subdivision, combination, reclassification, dividend or distribution shall be proportionately adjusted so that the Holder after such date shall be entitled to purchase the number of shares of Common Stock that such Holder would have owned or been entitled to receive in respect of the shares of Common Stock subject to such Warrant after such date had such Warrant been exercised immediately prior to such date (or, in the case of a dividend or distribution of Common Stock, immediately prior to the record date therefor).  In such event, the Exercise Price in effect at the time of the effective date of such subdivision, combination, reclassification, dividend or distribution shall be adjusted to the number obtained by dividing (x) the product of (1) the number of shares of Common Stock issuable upon the exercise of such Warrant before such adjustment and (2) the Exercise Price in effect immediately prior to the effective date for the subdivision, combination or reclassification giving rise to this adjustment by (y) the new number of shares of Common Stock issuable upon the exercise of such Warrant determined pursuant to the immediately preceding sentence. An adjustment made pursuant to this Section 3.02 shall become effective immediately after the effective date of the applicable event, retroactive to the record date therefor in the case of a dividend or distribution of shares of Common Stock.

SECTION 3.03.  Rights, Options or Warrants Issue.   If the Company shall distribute to all or substantially all holders of the Common Stock any rights, options or warrants entitling them for a period of not more than 60 calendar days from the record date of such distribution to subscribe for or purchase shares of Common Stock, at a price per share less than the Current Market Price per share of Common Stock immediately preceding the first public announcement of such distribution, the number of shares of Common Stock issuable upon the exercise of each Warrant shall be increased by multiplying such number as of the time immediately prior to the close of business on the record date for such distribution by a fraction: (i) the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding immediately prior to the close of business on the record date for such distribution, plus (B) the total number of shares of Common Stock issuable pursuant to such rights, options or warrants, and (ii) the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding immediately prior to the close of business on the record date for such distribution, plus (y) the number of shares of Common Stock which the aggregate consideration to be received by the Company upon the exercise, conversion or exchange of such rights, options or warrants would purchase at the Current Market Price per share of Common Stock as of the date immediately preceding the first public announcement of such distribution.

An adjustment made pursuant to this Section 3.03 shall become effective immediately after the close of business on the record date for such distribution.  To the extent that shares of Common Stock are not delivered after the expiration of such rights, options or warrants, the number of shares of Common Stock issuable upon the exercise of each Warrant shall be decreased to the number that would then be in effect had the increase with respect to the distribution of such rights, options or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered.  If such rights, options or warrants are not so distributed, the number of shares of Common Stock issuable upon the exercise of each Warrant shall be decreased to the number that would then be in effect if such record date for such distribution had not occurred.

In determining whether any rights, options or warrants entitle the holders thereof to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share of Common Stock immediately preceding the first public announcement of distribution of such rights, options or warrants, and in determining the aggregate consideration to be received by the Company in respect of such rights, options or warrants, there shall be taken into account any consideration received by the Company for such rights, options or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be the Fair Value thereof.

SECTION 3.04.  Adjustments for Other Distributions.  i)If the Company shall distribute shares of its capital stock, evidences of its indebtedness, other of its assets or property or rights, options or warrants to acquire its capital stock or other securities, to all or substantially all holders of the Common Stock (excluding (i) dividends, distributions, rights, options or warrants referred to in Section 3.02 or Section 3.03, (ii) dividends or distributions paid exclusively in cash and (iii) spin-offs to which provisions set forth below in clause (b) of this Section 3.04 shall apply), then the number of shares of Common Stock issuable upon the exercise of each Warrant shall be increased by multiplying such number as of the time immediately prior to the close of business on the record date for such distribution by a fraction: (i) the numerator of which shall be the Current Market Price per share of Common Stock as of the date immediately preceding the Ex-Date for such distribution and (ii) the denominator of which shall be (A) the Current Market Price per share of Common Stock as of the date immediately preceding the Ex-Date for such distribution, less (B) the Fair Value of such shares of capital stock, evidences of indebtedness, assets or property or rights, options or warrants distributed with respect to each outstanding share of Common Stock on the Ex-Date for such distribution.

If the Fair Value of such shares of capital stock, evidences of indebtedness, assets, property or rights, options or warrants distributed with respect to each outstanding share of Common Stock on the Ex-Date for such distribution is equal to or greater than the Current Market Price per share of Common Stock as of the date immediately preceding the Ex-Date for such distribution, in lieu of the foregoing increase, each Holder shall receive, at the same time and upon the same terms as holders of the Common Stock, the amount and kind of such capital stock, evidences of the indebtedness, other assets or property or rights, options or warrants to acquire the Company’s capital stock or other securities that such Holder would have received if such Holder had exercised its Warrant for all of the then-Applicable Number of Shares (which number shall include, without limitation, the number of shares of Common Stock issuable upon exercise of each such Warrant that have not yet vested as of the date immediately prior to the record date for such distribution but may vest at a later date) as of such date.

An adjustment made pursuant to this Section 3.04(a) shall become effective immediately after the close of business on the record date for such distribution.  If such distribution is not so paid or made, the number of shares of Common Stock issuable upon the exercise of each Warrant shall be decreased to the number that would then be in effect if such distribution had not been declared.

(b)  Notwithstanding anything to the contrary in Section 3.04(a), if the Company pays any dividend or other distribution on the Common Stock of shares of capital stock of any class or series, or similar equity interest, of or relating to a Subsidiary or other business unit of the Company, where such capital stock or similar equity interest is listed or quoted (or will be listed or quoted upon consummation of the Spin-Off (as defined hereinafter)) on a national or regional securities exchange (a “Spin-Off”), then the number of shares of Common Stock issuable upon the exercise of each Warrant shall be increased by multiplying such number as of the time immediately prior to the close of business on the tenth trading day immediately following, and including, the Ex-Date of the Spin-Off, by a fraction: (i) the numerator of which shall be the sum of (A) the Fair Value of the capital stock or similar equity interest distributed to holders of Common Stock applicable to one share of Common Stock as of the tenth trading day immediately following, and including, the Ex-Date for the Spin-Off, plus (B) the Current Market Price per share of Common Stock as of the tenth trading day immediately following, and including, the Ex-Date for the Spin-Off, and (ii) the denominator shall be the Current Market Price per share of Common Stock as of the tenth trading day immediately following, and including, the Ex-Date for the Spin-Off.

The adjustment made pursuant to this Section 3.04(b) shall become effective on the tenth trading day immediately following, and including, the Ex-Date for the Spin-Off; provided that, for purposes of determining the number of shares of Common Stock issuable upon the exercise of each Warrant, in respect of any exercise during the ten trading days immediately following, and including, the Ex-Date for any Spin-Off, references in this Section 3.04(b) to ten trading days shall be deemed replaced with such lesser number of trading days as have elapsed between the Ex-Date for such Spin-Off and the relevant date that such exercise occurred.

SECTION 3.05.  Adjustment for Cash Dividends.  If the Company pays or makes any cash dividend or distribution to all or substantially all holders of the Common Stock, other than a regular, quarterly cash dividend that does not exceed $0.025 per share (the “Initial Dividend Threshold”), then the number of shares of Common Stock issuable upon exercise of each Warrant shall be increased by multiplying such number as of the time immediately prior to the close of business on the record date of such dividend or distribution by a fraction: (i) the numerator of which shall be (A) the Market Price per share of Common Stock as of the trading day that immediately precedes the Ex-Date for such dividend or distribution, minus (B) the Initial Dividend Threshold (provided that if the dividend or distribution in question is not a regular, quarterly cash dividend, the Initial Dividend Threshold shall be deemed to be zero), and (ii) the denominator of which shall be (x) the Market Price per share of Common Stock as of the trading day that immediately precedes the Ex-Date for such dividend or distribution, minus (y) the amount in cash per share the Company distributes to holders of the Common Stock.

The Initial Dividend Threshold is subject to adjustment in a manner inversely proportional to adjustments with respect to the number of shares of Common Stock issuable upon exercise of each Warrant; provided that no adjustment will be made to the Initial Dividend Threshold for any adjustment to the number of shares of Common Stock issuable upon exercise of each Warrant pursuant to this Section 3.05.

If the amount in cash per share the Company distributes to holders of the Common Stock is equal to or greater than the Market Price per share of Common Stock as of the trading day that immediately precedes the Ex-Date for such dividend or distribution, in lieu of the foregoing increase, each Holder shall receive, at the same time and upon the same terms as holders of shares of Common Stock, the amount of cash that such Holder would have received if such Holder had exercised its Warrant for all of the then-Applicable Number of Shares (which number shall include, without limitation, the number of shares of Common Stock issuable upon exercise of each such Warrant that have not yet vested as of the date immediately prior to the record date for such dividend or distribution but may vest at a later date) as of such date.

An adjustment made pursuant to this Section 3.05 shall become effective immediately after the close of business on the record date for such dividend or distribution.  If such dividend or distribution is not so paid or made, the number of shares of Common Stock issuable upon the exercise of each Warrant shall be decreased to the number that would then be in effect if such dividend or distribution had not been declared.

SECTION 3.06.  Adjustment for Tender Offer.  If the Company or any of its Subsidiaries make a payment in respect of a tender offer or exchange offer for the Common Stock, if the cash and Fair Value of any other consideration included in the payment per share of Common Stock exceeds the Current Market Price per share of Common Stock as of the tenth trading day after the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer (such last date, the “Offer Expiration Date”), then the number of shares of Common Stock issuable upon exercise of each Warrant shall be increased by multiplying such number as of the time immediately prior to the close of business of the tenth trading day after the Offer Expiration Date by a fraction: (i) the numerator of which shall be the sum of (A) the aggregate Fair Value of all cash and any other consideration paid or payable for shares purchased in such tender or exchange offer, plus (B) the product of the number of shares of Common Stock outstanding immediately after the Offer Expiration Date (after giving effect to such tender offer or exchange offer) and the Current Market Price per share of Common Stock as of the tenth trading day after the Offer Expiration Date, and (ii) the denominator of which shall be the product of (x) the number of shares of Common Stock outstanding immediately prior to the Offer Expiration Date (pior to giving effect to such tender offer or exchange offer) and (y) the Current Market Price per share of Common Stock as of the tenth trading day after the Offer Expiration Date.

An adjustment made pursuant to this Section 3.06 shall become effective immediately after the close of business on the tenth trading day immediately following the Offer Expiration Date; provided that, for purposes of determining the number of shares of Common Stock issuable upon the exercise of each Warrant, in respect of any exercise during the ten trading days following the Offer Expiration Date, references in this Section 3.06 to ten trading days shall be deemed replaced with such lesser number of trading days as have elapsed between the Offer Expiration Date and the relevant date that such exercise occurred.  In the event that the Company or a Subsidiary of the Company is obligated to purchase shares of Common Stock pursuant to any such tender offer or exchange offer, but the Company or such Subsidiary is prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted again to be the number that would then be in effect if such tender offer or exchange offer had not been made.  If application of this Section 3.06 to any tender offer or exchange offer would result in a decrease in the number of shares of Common Stock issuable upon exercise of each Warrant, then no adjustment shall be made for such tender offer or exchange offer under this Section 3.06.

SECTION 3.07.  Statement Regarding Adjustments.  Whenever the Exercise Price or the number of shares of Common Stock (and Other Securities) into which any Warrant is exercisable shall be adjusted as provided in this Agreement, the Company shall forthwith file at the principal executive office of the Company or with its transfer agent a statement showing in reasonable detail the facts requiring such adjustment and the Exercise Price that shall be in effect and the number of shares of Common Stock (and Other Securities) into which such Warrant shall be exercisable after such adjustment, and the Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each applicable Holder at the address appearing in the Company’s records.

SECTION 3.08.  De Minimis Adjustments; Rounding of Calculations.  All adjustment calculations under this Agreement shall be made to the nearest one-hundredth (1/100th) of a cent or to the nearest one-hundredth (1/100th) of a share, as the case may be.  Notwithstanding anything to the contrary contained herein, no adjustment in the Exercise Price or the number of shares of Common Stock (or Other Securities) into which the Warrants are exercisable shall be made if the amount of such adjustment would be less than $0.001 or one-hundredth (1/100th) of a share, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.001 or one-hundredth (1/100th) of a share, or more.

SECTION 3.09.  Abandoned Dividend or Distribution.  If after the date hereof the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution (which results in an adjustment to the number of shares of Common Stock issuable upon exercise of the Warrants under the terms of this Agreement) and shall, thereafter, and before such dividend or distribution is paid or delivered to shareholders entitled thereto, legally abandon its plan to pay or deliver such dividend or distribution, then any adjustment made to the number of shares of Common Stock issuable upon exercise of the Warrants by reason of the taking of such record shall be reversed, and any subsequent adjustments, based thereon, shall be recomputed.

ARTICLE IV

Consolidation, Merger, Etc.

SECTION 4.01.  Adjustments for Consolidation, Merger, Sale of Assets, Reorganization, etc.  In case the Company (a) shall consolidate with or merge into any other person and shall not be the continuing or surviving corporation of such consolidation or merger, or (b) shall permit any other person to consolidate with or merge into the Company and the Company shall be the continuing or surviving person but, in connection with such consolidation or merger, the Common Stock or Other Securities shall be changed into or exchanged for stock or other securities of any other person or cash or any other property, or (c) shall transfer all or substantially all of its properties or assets to any other person and shall thereafter distribute any material portion of the proceeds of such transaction to its shareholders generally, or (d) shall effect a capital reorganization or reclassification of the Common Stock or Other Securities (other than a capital reorganization or reclassification of the Common Stock referred to in Section 3.02),  then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Agreement, the Holder of any Warrant, upon the exercise thereof at any time after the consummation of such transaction, shall be entitled to receive (at the aggregate Purchase Price in effect immediately prior to the time of such consummation for all Common Stock or Other Securities issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock or Other Securities issuable upon such exercise prior to such consummation, the highest amount of securities, cash or other property to which such Holder would actually have been entitled as a shareholder upon such consummation if such Holder had exercised such Warrant for all of the then-Applicable Number of Shares immediately prior thereto (which number shall include, without limitation, the number of shares of Common Stock issuable upon exercise of each such Warrant that have not yet vested as of such date but may vest at a later date), subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in Articles III, IV and V.

SECTION 4.02.  Assumption of Obligations.  Notwithstanding anything contained in this Agreement to the contrary, the Company shall not effect any of the transactions described in clauses (a) through (d) of Section 4.01 unless, prior to the consummation thereof, each person (other than the Company) which may be required to deliver any stock, securities, cash or property upon the exercise of any Warrant, as provided herein, shall assume, by written instrument delivered to each of the Holders, (a) the obligations of the Company under this Agreement (and if the Company shall survive the consummation of such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Agreement), (b) the obligations of the Company under the Registration Rights Agreement and (c) the obligation to deliver to the Holders such shares of stock, securities, cash or property as, in accordance with the foregoing provisions of this Article IV, the Holders may be entitled to receive and such person shall have similarly delivered to the Holders an opinion of counsel for such person, which counsel shall be reasonably satisfactory to a Majority of the Holders, stating that this Agreement shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this Article IV) shall be applicable to the stock, securities, cash or property which such person may be required to deliver upon any exercise of the Warrants or the exercise of any rights pursuant hereto or thereto.

ARTICLE V

Other Dilutive Events

In case any event shall occur as to which the provisions of Article III or Article IV are not strictly applicable or if strictly applicable would not, in the reasonable judgment of a Majority of the Holders, fairly protect the purchase rights represented by the Warrants in accordance with the essential intent and principles of such Articles, then, in each such case, the Company shall, promptly upon receipt of written notification thereof, if the Board of Directors of the Company shall determine in good faith that it would be appropriate to do so, make an adjustment in the application of such provisions, in accordance with the essential intent and principles hereof, so as to preserve, without dilution, the purchase rights represented by the Warrants.

ARTICLE VI

No Dilution or Impairment

The Company shall not, by amendment of its Articles of Incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of any Warrant against dilution or other impairment in accordance with the terms hereof.  Without limiting the generality of the foregoing, the Company (a) shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock, free from all taxes, liens, security interests, encumbrances, preemptive rights and charges on the exercise of the Warrants from time to time outstanding, and (b) shall not amend or modify any provision of the Articles of Incorporation or by-laws of the Company in any manner that would adversely affect in any way the rights or powers of the Holder of any Warrant in its capacity as such.

ARTICLE VII

Notices of Corporate Action

In the event of:

(a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

(b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any consolidation or merger involving the Company and any other person, any transaction or series of transactions in which more than 50% of the voting securities of the Company are transferred to another person, or any transfer, sale or other disposition of all or substantially all the assets of the Company to any other person, or

(c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company shall mail to each Holder of a Warrant a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, sale, disposition, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up.  In the case of any action covered by clause (a) above, such notice shall be mailed by the Company at least 10 days prior to the date on which such record is to be taken, and, in the case of any action covered by clause (b) or (c) above, such notice shall be mailed by the Company at least 20 days prior to the date or expected date on which such action is to take place.

ARTICLE VIII

Listing of Common Stock

At any time that the Common Stock is listed on any national securities exchange, the Company shall, at its expense, obtain promptly and maintain the approval for listing on the principal such exchange, upon official notice of issuance, the shares of Common Stock issuable upon exercise of the then outstanding Warrants and maintain the listing of such shares after their issuance; and the Company shall also list on such national securities exchange and shall maintain such listing of, any Other Securities that at any time are issuable upon exercise of the Warrants, if and at the time that any securities of the same class shall be listed on such national securities exchange by the Company.

ARTICLE IX

Private Placement; Restrictions on Transfer

SECTION 9.01.  Private Placement Representations.  Each Holder represents, severally and not jointly, that it is an “accredited investor” within the meaning of Regulation D under the Securities Act and that the Warrants are being or will be acquired for its own account or for one or more separate accounts maintained by it or for the account of one or more pension or trust funds and not with a view toward distributing or reselling such securities or any part thereof in any transaction that would be in violation of the Securities Act, federal securities laws or the securities laws of any state, without prejudice, however, to its rights to sell or otherwise dispose of all or any part of the Warrants under an effective registration statement under the Securities Act and applicable state securities laws, or under an exemption from such registration available under the Securities Act and applicable state securities laws

SECTION 9.02.  Private Offering by the Company.  Neither the Company nor anyone acting on its behalf has offered the Warrants for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than the Holders, each of which has been offered the Warrants at a private sale for investment.  Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Warrants to the registration requirements of section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

SECTION 9.03.  Restrictive Legends.  Except as otherwise permitted by this Article IX, each Warrant (including each Warrant issued upon the transfer of any Warrant) shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.  THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THE WARRANT AGREEMENT (THE “WARRANT AGREEMENT”) DATED AS OF MARCH 9, 2012, BY AND AMONG PULSE ELECTRONICS CORPORATION AND THE HOLDERS FROM TIME TO TIME OF THE WARRANTS ISSUED THEREUNDER PURSUANT TO WHICH THIS WARRANT WAS ISSUED.”

“THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF (1) THE WARRANT AGREEMENT AND (2) A WARRANT SHARES REGISTRATION RIGHTS AGREEMENT DATED AS OF MARCH 9, 2012, BY AND AMONG PULSE ELECTRONICS CORPORATION AND THE HOLDERS FROM TIME TO TIME OF THE WARRANTS, AS EACH SUCH AGREEMENT MAY BE AMENDED, MODIFIED, SUPPLEMENTED, RESTATED OR OTHERWISE CHANGED FROM TIME TO TIME.”

Except as otherwise permitted by this Article IX, each certificate for Common Stock (or Other Securities) issued upon the exercise of any Warrant, and each certificate issued upon the transfer of any such Common Stock (or Other Securities), shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.  SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THE WARRANT AGREEMENT (THE “WARRANT AGREEMENT”) DATED AS OF MARCH 9, 2012, BY AND AMONG PULSE ELECTRONICS CORPORATION AND THE HOLDERS FROM TIME TO TIME OF THE WARRANTS ISSUED THEREUNDER.  A COMPLETE AND CORRECT COPY OF THE WARRANT AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF PULSE ELECTRONICS CORPORATION OR AT THE OFFICE OR AGENCY MAINTAINED BY PULSE ELECTRONICS CORPORATION AS PROVIDED IN THE WARRANT AGREEMENT AND WILL BE FURNISHED TO THE HOLDER OF SUCH SECURITIES UPON WRITTEN REQUEST AND WITHOUT CHARGE.”

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO THE TERMS AND CONDITIONS OF A WARRANT SHARES REGISTRATION RIGHTS AGREEMENT, DATED AS OF MARCH 9, 2012, BY AND AMONG PULSE ELECTRONICS CORPORATION AND THE HOLDERS FROM TIME TO TIME OF THE WARRANTS AS SUCH AGREEMENT MAY BE AMENDED, MODIFIED, SUPPLEMENTED, RESTATED OR OTHERWISE CHANGED FROM TIME TO TIME.”

SECTION 9.04.  Transfers to Comply With the Securities Act.  ii)No Warrant may be exercised and no Warrant or Warrant Share may be sold, transferred or otherwise disposed of (any such sale, transfer or other disposition, a “sale”), except in compliance with this Article IX.

(b)  A Holder may exercise a Warrant if it is an “accredited investor” or a “qualified institutional buyer,” as defined in Regulation D and Rule 144A under the Securities Act, respectively, and a Holder may sell any Warrant or any Warrant Shares to any affiliate of such Holder or to a transferee that is an “accredited investor” or a “qualified institutional buyer,” as such terms are defined in such Regulation and such Rule, respectively, provided that (other than in the case any such sale to an affiliate of such Holder) each of the following conditions is satisfied:

(i)  with respect to any “accredited investor” that is not an institution, such transferee provides a certification establishing to the reasonable satisfaction of the Company that it is an “accredited investor”;

(ii)  such transferee represents that it is acquiring the Warrant and/or Warrant Shares for its own account and not with a view to, or for offer or sale in connection with, any distribution thereof within the meaning of the Securities Act that would be in violation of the securities laws of the United States or any applicable state thereof, but subject, nevertheless, to the disposition of its property being at all times within its control; and

(c)  such transferee agrees to be bound by the provisions of this Agreement with respect to any Warrants and Warrant Shares held by it.

SECTION 9.05.  Termination of Restrictions.  The restrictions imposed by this Article IX on the exercise or transferability of Warrants and Warrant Shares shall cease and terminate as to any particular Warrants or Warrant Shares (a) when a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) when such securities are sold pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, or (c) when, in the opinion of both counsel for the applicable Holder and counsel for the Company, such restrictions are no longer required or necessary in order to protect the Company against a violation of the Securities Act upon any sale or other disposition of such securities without registration thereunder.  Whenever such restrictions shall cease and terminate as to any Warrants or Warrant Shares, each applicable Holder shall be entitled to receive from the Company, without expense (other than applicable transfer taxes, if any), new securities of like tenor not bearing the applicable legends required by Section 9.03.

SECTION 9.06.  Rule 144.  The Company hereby covenants that it shall take all such actions as necessary so that any Holder may freely transfer the Warrants or the Warrant Shares, without registration under the Securities Act, after expiration of a six-month holding period commencing on the date hereof, pursuant to the exemption from the registration requirements under the Securities Act provided by Rule 144.  Without limiting the generality of the foregoing, the Company shall remain subject to the reporting requirements of the Exchange Act, timely file its reports thereunder and otherwise satisfy all requirements for the transfer of the Warrants and the Warrant Shares to be eligible for the exemption from the registration requirement of the Securities Act provided by Rule 144 after a six-month holding period.  Upon the request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

ARTICLE X

Reservation of Stock, Etc.

The Company represents and warrants to each Holder that as of the date of this Agreement, 175,000,000 shares of Common Stock has been authorized for issuance, 41,980,520 shares of Common Stock are issued and outstanding and no shares of preferred stock are issued and outstanding.  The Company shall at all times reserve and keep available, solely for issuance and delivery upon exercise of the Warrants, the number of shares of Common Stock (and Other Securities) from time to time issuable upon exercise of the Warrants.  All Warrants issued pursuant to this Agreement shall be duly authorized, validly issued and free from all taxes, liens, security interests, encumbrances, preemptive rights and charges.  All shares of Common Stock (and Other Securities) issuable upon exercise of any Warrant shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable with no liability on the part of the holders thereof, and, in the case of all securities, shall be free from all taxes, liens, security interests, encumbrances, preemptive rights and charges.  The transfer agent for the Common Stock, which may be the Company (the “Transfer Agent”), and every subsequent Transfer Agent for any shares of the Company’s capital stock issuable upon the exercise of any of the purchase rights represented by the Warrants, are hereby irrevocably authorized and directed at all times until the Expiration Date to reserve such number of authorized and unissued shares as shall be requisite for such purpose.  The Company shall keep copies of each Warrant on file with the Transfer Agent for the Common Stock and with every subsequent Transfer Agent for any shares of the Company’s capital stock issuable upon the exercise of the rights of purchase represented by the Warrants.  The Company shall supply such Transfer Agent with duly executed stock certificates for such purpose.  All Warrants surrendered upon the exercise of the rights thereby evidenced and not required to be returned to the Holder pursuant hereto shall be canceled.  Subsequent to the Expiration Date, no shares of Common Stock need be reserved in respect of any unexercised Warrant.

ARTICLE XI

Registration and Transfer of Warrant, Etc.

SECTION 11.01.  Warrant Register; Ownership of Warrant.  Each Warrant issued by the Company shall be numbered and shall be registered in a warrant register (the “Warrant Register”) as it is issued and transferred, which Warrant Register shall be maintained by the Company at its principal office or, at the Company’s election and expense, by a warrant agent or the Company’s transfer agent.  The Company shall promptly notify the Holders in writing of the name and address of any warrant agent appointed by the Company or any successor warrant agent.  The Company shall be entitled to treat the registered Holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be affected by any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes.  Subject to Article IX, a Warrant, if properly assigned (including to an affiliate of the Holder), may be exercised by a new Holder without a new Warrant first having been issued.

SECTION 11.02.  Transfer of Warrant.  At any time and from time to time and subject to compliance with Article IX, if applicable, each Warrant and all rights thereunder are transferable in whole or in part, without charge to the Holder thereof, upon surrender of such Warrant with a properly executed Form of Assignment attached hereto as Exhibit C at the principal office of the Company.  Each such transferee shall succeed to all of the rights and obligations of the transferring Holder under this Agreement or in the event that such Warrant is only partially transferred, the transferring Holder and such transferee shall, simultaneously, hold rights and obligations hereunder in proportion to their respective ownership of the Warrants.  Upon any partial transfer, the Company shall at its expense issue and deliver to the Holder a new Warrant of like tenor, in the name of the Holder, which shall be exercisable for a number of shares of Common Stock (or Other Securities) with respect to which rights under such Warrant were not so transferred.

SECTION 11.03.  Replacement of Warrant.  On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity bond in such reasonable amount as the Company may determine, or, in the case of any such mutilation, on surrender of such Warrant to the Company at its principal office and cancellation thereof, the Company at its expense shall execute and deliver, in lieu thereof, a new Warrant of like tenor.

SECTION 11.04.  Fractional Shares.  Notwithstanding any provision of this Agreement, the Company shall not be required to issue fractions of shares upon exercise of any Warrant or to distribute certificates which evidence fractional shares.  In lieu of fractional shares, the Company shall make payment to the applicable Holder, at the time of exercise of any Warrant as herein provided, in an amount in cash equal to such fraction multiplied by the Market Price of a share of Common Stock on the date of such exercise.

ARTICLE XII

Miscellaneous

SECTION 12.01.  Remedies; Specific Performance.  The Company stipulates that there would be no adequate remedy at law to the Holders in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Agreement and accordingly, the Company agrees that, in addition to any other remedy to which any Holder may be entitled at law or in equity, the Holders shall be entitled to specific performance of the obligations of the Company under this Agreement, without the posting of any bond, in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction, and if any action should be brought in equity to enforce any of the provisions of this Agreement, the Company shall not raise the defense that there is an adequate remedy at law.  Except as otherwise provided by law, a delay or omission by any Holder in exercising any right or remedy accruing upon any such breach or threatened breach shall not impair the right or remedy or constitute a waiver of or acquiescence in any such breach.  No remedy shall be exclusive of any other remedy.  All available remedies shall be cumulative.

SECTION 12.02.  No Rights or Liabilities as Shareholder.  Nothing contained in this Agreement shall be construed as conferring upon any Holder any rights as a shareholder of the Company or as imposing any obligation on any Holder to purchase any securities or as imposing any liabilities on any Holder as a shareholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

SECTION 12.03.  Notices.  All notices and other communications (and deliveries) provided for or permitted hereunder shall be made in writing by hand delivery, telecopier, any recognized overnight delivery service or first class registered or certified mail, return receipt requested, postage prepaid, addressed: if to the Company, to the Company at its address at:

Pulse Electronics Corporation
12220 World Trade Drive
San Diego, California 92128
Attention: Chief Financial Officer
Telephone: (858) 674-8100
Telecopier: (858) 674-8262

if to any Holder, at the address specified in Schedule A hereto or in the assignment instrument pursuant to which it became a party hereto; or as to any party, at such other address as shall be designated by such party in a written notice to the other party.

All such notices and communications (and deliveries) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when receipt is acknowledged, if telecopied; on the next Business Day, if timely delivered to a recognized overnight delivery service; and five days after being deposited in the mail, if sent first class or certified mail, return receipt requested, postage prepaid; provided, that the exercise of any Warrant shall be effective in the manner provided in Article II.

SECTION 12.04.  Amendments.  This Agreement and any term hereof may not be amended, modified, supplemented or terminated, and waivers or consents to departures from the provisions hereof may not be given, except by written instrument duly executed by the Company and a Majority of the Holders; provided, however, that any amendment or modification of the number of shares of Common Stock issuable upon exercise of any Warrant (including, without limitation, any amendment or modification of Section 2.01(c)) or the Exercise Price or the Expiration Date thereof shall only be effective if set forth in a written instrument duly executed by the Company and the Holder of such Warrant; provided further, that any amendment or modification of this Section 12.04 or the definition of “Majority of the Holders” shall only be effective if set forth in a written instrument duly executed by the Company and each Holder.

SECTION 12.05.  Descriptive Headings, Etc.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.  Unless the context of this Agreement otherwise requires: (1) words of any gender shall be deemed to include each other gender; (2) words using the singular or plural number shall also include the plural or singular number, respectively; (3) the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section and paragraph references are to the Articles, Sections and paragraphs of this Agreement unless otherwise specified; (4) the word “including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless otherwise specified; (5) “or” is not exclusive; and (6) provisions apply to successive events and transactions.

SECTION 12.06.  Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 12.07.  Jurisdiction; Consent to Service of Process.  c)The Company hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that any Holder may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.

(b)  The Company hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)  Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 12.03.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law; provided that notice of the use of any such alternative means of  service shall be provided to each affected party in the manner provided in Section 12.03.

SECTION 12.08.  Waiver of Jury Trial.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.08.

SECTION 12.09.  Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and permitted assigns (including any permitted transferee of the Warrants).  Any Holder may at any time and from time to time assign to any permitted transferee of its Warrants its rights and obligations under this Agreement.  Any such permitted transferee shall automatically be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement as if it were a party hereto (and shall, for all purposes, be deemed a Holder under this Agreement).  If the Company shall so request, any heir, successor or permitted assign (including any permitted transferee) wishing to avail itself of the benefits of this Agreement shall agree in writing to acquire and hold the Warrants subject to all of the terms hereof.  For purposes of this Agreement, “successor” for any entity other than a natural person shall mean a successor to such entity as a result of such entity’s merger, consolidation, sale of substantially all of its assets, or similar transaction.  Except as provided above or otherwise permitted by this Agreement, neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any Holder or by the Company without the prior written consent of the other parties hereto.

SECTION 12.10.  Registration Rights Agreement.  Each Holder of a Warrant shall be entitled to all of the benefits under the Registration Rights Agreement and such Holder, by its acceptance of a Warrant, agrees to be bound by and to comply with the terms and conditions of the Registration Rights Agreement applicable to such Holder

SECTION 12.11.  Mandatory Exercise Upon Change of Control Transactions.  Notwithstanding anything to the contrary contained herein, in the event that any Change of Control Transaction occurs prior to the Expiration Date, the Company shall have the right to cause each Holder to exercise such Holder’s Warrant for the then-Applicable Number of Shares as of the date of such transaction (which number shall include, without limitation, the number of shares of Common Stock issuable upon exercise of each such Warrant that have not yet vested as of such date but may vest at a later date); provided that the Company must give written notice to each Holder at least 30 days prior to the date of consummation of such transaction, which notice shall specify the expected date on which such transaction is to take place and set forth the facts with respect thereto as shall be reasonably necessary to indicate the cash, securities or other property deliverable upon exercise of such Warrant; provided further that the Company may only cause such Warrants to be exercised concurrently with the consummation of such transaction and each Holder shall be entitled to receive the highest amount of securities, cash or other property to which such Holder would actually have been entitled as a shareholder upon such consummation if such Holder had exercised such Warrant for all of the then-Applicable Number of Shares immediately prior thereto (including, without limitation, the number of shares of Common Stock issuable upon exercise of each such Warrant that have not yet vested as of such date but may vest at a later date), subject to adjustments as provided in this Agreement.

SECTION 12.12.  Call Option.  i)At any time after the second anniversary of the date hereof and prior to the Expiration Date, upon written notice from the Company to each Holder (a “Call Notice”), the Company may elect to purchase all (but not less than all) of the Warrants outstanding (the “Call Option”), for cash at a price with respect to each share of Common Stock issuable upon the exercise of each Warrant equal to (i) the Market Price per share of Common Stock as of the date of such Call Notice, less (ii) the Exercise Price per share as of such date; provided that following any Call Notice, each Holder shall have at least 30 days following the date of such Call Notice to deliver to the Company written notice of its election to exercise its Warrant.

(b)  Any Call Notice shall include the following:  (i) the Market Price per share of Common Stock as of the date of such Call Notice, (ii) the aggregate price to be paid to each Holder, (iii) the date of the purchase (the “Call Date”), and (iv) a representation and warranty by the Company to each Holder that (A) it has funds available to it in an amount sufficient to make such purchase and (B) there is no undisclosed transaction or development known to it that, if disclosed, could be reasonably expected to result in an increase of the Market Price.

(c)  The Company shall purchase the unexercised Warrants from each Holder on the Call Date, which shall not be earlier than 31 days and not later than 60 days after the date of the Call Notice.  A Call Notice shall be irrevocable unless otherwise agreed to by a Majority of the Holders.

(d)  On the Call Date, each Holder shall surrender its Warrant to the Company without any representation or warranty (other than that such Holder has (i) good and valid title thereto free and clear of liens, claims, encumbrances and restrictions of any kind and (ii) the power and authority to surrender such Warrants), against payment therefor by wire transfer to a bank account designated by such Holder for such purpose.

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed as of the date first above written.

PULSE ELECTRONICS CORPORATION

by
Name: Drew A. Moyer
Title: Senior VP and CFO

JPMORGAN CHASE BANK, N.A., as Holder

by
Name:
Title:

HOLDER:

by
Name:
Title:

by
Name:
Title:

SCHEDULE A to
Warrant Agreement

INITIAL HOLDERS AND INITIAL NUMBER OF SHARES

Names and Addresses of Initial Holders	Initial Number of Shares
JPMorgan Chase Bank, N.A. 270 Park Avenue New York, NY 10017 Attention: Deborah Winkler Phone: 212-622-3285 Fax: 917-464-6130	291,065
Danske Bank A/S Homens Kanal 2-12 1092 Copenhagen C, Denmark Attention: Tom Andersen Phone: +45 45 14 06 72 Fax: +45 45 14 97 55	333,512
Comerica Bank 411 W. Lafayette Street, MC 3205 Detroit, MI 48226 Attention: Sarah R Miller Phone: 313-222-3647 Fax: 313-222-5706	151,596
Bank of America, N.A. 135 S. LaSalle St. 8th Floor Chicago, IL 60603 Attention: Irina Logovinsky Phone: 312-828-1678 Fax : 704-208-2773	291,065
RBS Citizens National Association 28 State St. 11th Floor MS1100 Boston, MA 02109 Attention: Joshua Conlon Phone: 617-994-7084 Cell: 617-571-8785	242,554
PNC Bank, National Association 1600 Market Street Philadelphia, PA 19103 Attention: William H. Stewart, Jr. Phone: 215-585-1265 Fax: 215-585-8391	90,958

1

SCHEDULE A to
Warrant Agreement

Fifth Third Bank 38 Fountain Square Plaza MD# 109055 Cincinnati, OH 45202 Attention: Randolph J. Stierer Phone: 513-579-4350 Fax: 513-534-5047 with copy to: Fifth Third Bank 38 Fountain Square Plaza D 10AT76 Cincinnati, OH 45263 Attention: M. Michelle Knight Phone: 513-534-1964 Fax: 513-534-6757	151,596
Landesbank Baden-Württemberg, New York and/or Cayman Islands Branch 280 Park Avenue, 31st Floor, West Building New York, NY 10017 Attention: Francois Delangle Phone: 212-584-1757 Fax: 212-584-1759	242,554
Wells Fargo Principal Lending, LLC 2450 Colorado Avenue, Suite 3000 West Santa Monica, CA 90404 Attention: Jeff Nikora Phone: 310-453-7375 Fax: 855-813-8309	236,490
Bank of China, New York Branch 410 Madison Avenue New York, NY 10017 Attention: David Hoang Phone: 646-231-3127	151,596
TD Bank, N.A. 6000 Atrium Way Mt. Laurel, NJ 08054 Attention: Marcella Brattan Phone: 856-533-4885 Fax: 856-533-7128	151,596

2

SCHEDULE A to
Warrant Agreement

Calder & Co. c/o The Bank of Nova Scotia One Liberty Plaza, 23rd Floor New York, NY 10006 Attention: Yasmin Prendergast Phone: 212-225-5300	242,554

3

FORM OF
WARRANT

THIS WARRANT AND ANY SECURITIES ACQUIRED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.  THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THE WARRANT AGREEMENT (THE “WARRANT AGREEMENT”) DATED AS OF MARCH 9, 2012, BY AND AMONG PULSE ELECTRONICS CORPORATION AND THE HOLDERS FROM TIME TO TIME OF THE WARRANTS ISSUED THEREUNDER PURSUANT TO WHICH THIS WARRANT WAS ISSUED.

THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF (1) THE WARRANT AGREEMENT AND (2) A WARRANT SHARES REGISTRATION RIGHTS AGREEMENT DATED AS OF MARCH 9, 2012 BY AND AMONG PULSE ELECTRONICS CORPORATION AND THE HOLDERS FROM TIME TO TIME OF THE WARRANTS, AS EACH SUCH AGREEMENT MAY BE AMENDED, MODIFIED, SUPPLEMENTED, RESTATED OR OTHERWISE CHANGED FROM TIME TO TIME.

PULSE ELECTRONICS CORPORATION

COMMON STOCK PURCHASE WARRANT

No.W-	_______, 2012

Warrant to Purchase
_______ Shares of Common Stock

PULSE ELECTRONICS CORPORATION, a Pennsylvania corporation (the “Company”), for value received, hereby certifies that _________ or its registered assigns (the “Holder”), is entitled to purchase from the Company that number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, par value $.125 per share, of the Company (the “Common Stock”) set forth above, at a purchase price per share equal to the Exercise Price, at any time or from time to time on or after June 28, 2012, but prior to 5:00 P.M., New York City time, on March 9, 2015, all subject to the terms, conditions and adjustments set forth in that certain Warrant Agreement dated as of March 9, 2012, by and among the Company and the holders from time to time of the Warrants issued thereunder (the “Warrant Agreement”).  Capitalized terms used herein and not otherwise defined shall have the meanings assigned such terms in the Warrant Agreement.

SCHEDULE A to
Warrant Agreement

This Warrant is one of the Warrants (such term to include any such warrants issued in substitution therefor) referred to and issued under the Warrant Agreement.  The number of shares of Common Stock issuable upon exercise of this Warrant as set forth on the face hereof is subject to certain adjustments as provided in the Warrant Agreement.  The Holder is entitled to certain benefits as set forth in the Warrant Shares Registration Rights Agreement dated as of March 9, 2012, by and among the Company and the holders from time to time of the Warrants (the “Registration Rights Agreement”).  Copies of the Warrant Agreement and the Registration Rights Agreement are available from the Company at no charge upon the request of the Holder.

5

SCHEDULE A to
Warrant Agreement

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officers as of the date first above written.

PULSE ELECTRONICS CORPORATION

by
Name:
Title:

6

EXHIBIT B to
 Warrant Agreement

FORM OF ELECTION TO PURCHASE SHARES

Date:  _______

TO:  Pulse Electronics Corporation (the “Company”)

RE:  Election to Purchase [Common Stock]/[Other Securities]

The undersigned holder of the attached Warrant (the “Holder”), pursuant to the provisions set forth in the Warrant Agreement dated as of March 9, 2012 (the “Warrant Agreement”) pursuant to which such Warrant was issued, hereby irrevocably surrenders the right to purchase   [Common Stock]/[Other Securities], and a proportionate part of the Warrant and the rights evidenced thereby, in exchange for that number of [Common Stock]/[Other Securities] computed in accordance with the provisions of Section 2.01(b) of the Warrant Agreement; and requests that such [Common Stock]/[Other Securities] be held in the name of the Persons listed below.

Number of [Non-Voting Common Shares]/[Successor Securities]	Name	Address

A new warrant evidencing the remaining Common Stock covered by such Warrant, but not yet vested or subscribed for and purchased, if any, should be issued in the name set forth below.

Name and Address of Person to be Issued New Warrant:

Holder:

By:

Name:

Title:

B-1

EXHIBIT C to
Warrant Agreement

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto the Assignee named below all of the rights of the undersigned to purchase Common Stock, par value $.125 per share (“Common Stock”), of PULSE ELECTRONICS CORPORATION represented by the Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee	Address	Number of Shares

and does hereby irrevocably constitute and appoint _________ attorney to make such transfer on the books of PULSE ELECTRONICS CORPORATION maintained for that purpose, with full power of substitution in the premises.

Dated: ______________, 201_

NAME OF HOLDER1

by
Name:
Title:

1 Name of Holder must conform in all respects to name of holder as specified on the face of the Warrant.

C-1